UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  August 23, 2006

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	May ’06	June ’06	July ’06
Process Management	+15	+15 to +20	>20+
Industrial Automation	+10 to +15	+10 to +15	+15
Network Power	>20+	>20+	+15 to +20
Climate Technologies	+10 to +15	>20+	>20+
Appliance and Tools	+5 to +10	+5 to +10	+5 to +10
Total Emerson	+10 to +15	+15 to +20	+15 to +20

July 2006 Order Comments:

Order growth remained strong with July representing the 12th consecutive month of double-digit order growth on a trailing 3-month basis. Favorable currency exchange rates contributed approximately 3 percentage points to the increase.

Process Management orders remained strong as the global energy markets continue to drive demand for this business. The order growth was balanced across the valves, measurement, and systems businesses. Orders were also aided by the weaker dollar.

Orders for Industrial Automation remained strong driven by a favorable global capital spending environment. The growth for this segment was broad based with particular strength from the power generating alternator business.

Network Power order growth remained at high levels driven by the power systems, embedded power and inbound power businesses. Order growth moderated compared to June due to continued tougher comparisons and a deceleration in North American telecommunications orders.

Climate Technologies order growth reflected strength from the compressor business. Order growth was driven by the residential and commercial air-conditioning markets as well as the refrigeration market.

Appliance and Tools order growth remained solid driven by strength from the tools and storage businesses and solid growth from the motors business.

Upcoming Investor Events

September 13, 2006 – Morgan Stanley Global Industrials Conference

Location: Half Moon Bay, California

Time: 11:30 a.m. to 12:15 p.m. EDT

Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Web-cast: Access to a Web-cast of the Q&A session will be available in the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial at the time of this event.

A replay of the Web-cast will be available for approximately one week at the same location on the Web site.

September 29, 2006 – Prudential Financial Conference

Location: Mt. Snow, Vermont

Time: 7:30 a.m. to 8:30 a.m. EDT

Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Presentation: Will be posted at the presentation starting time in the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial.

The presentation will be available for approximately one week at the same location on the Web site.

Updates and further details of these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: August 23, 2006	By:	/s/ Timothy G. Westman
Timothy G. Westman Associate General Counsel and Assistant Secretary